UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 25, 2000

AVANEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State of Other Jurisdiction of Incorporation)

000-29175	94-3285348
(Commission File Number)	(I.R.S. Employer Identification Number)

40919 Encyclopedia Circle
Fremont, California    94538
(Address of principal executive offices including zip code)

(510) 897-4188
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

     On July 27, 2000, Avanex Corporation (the "Registrant") reported its fourth quarter results for the year ended June 30, 2000. A copy of the press release issued by the Registrant on July 27, 2000 concerning the foregoing quarter results is filed herein as Exhibit 99.1 and is incorporated herein by reference.

     On July 25, 2000, the Registrant announced it has completed the acquisition of Holographix, Inc. A copy of the press release issued by the Registrant on July 25, 2000 concerning the foregoing transaction is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Information and Exhibits

(a) Exhibits.

     99.1 Press Release of Registrant, dated July 27, 2000, announcing Registrant's release of its fourth quarter results for the year ended June 30, 2000.

     99.2 Press Release of Registrant, dated July 25, 2000, announcing the completion of the acquisition by Registrant of Holographix, Inc.

SIGNATURES

Pursuant to the requirement of the Security Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 28, 2000

AVANEX CORPORATION

(Registrant)

By:	/s/ JESSY CHAO

Jessy Chao
Vice President, Finance and Chief Financial Officer
(Duly Authorized Officer and Principal Financial and Accounting Officer)